Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	COMMITMENTS AND CONTINGENCIES
Commitments
Natural Gas Contracts—Minimum Commitments
At December 31, 2019, Washington Gas had service agreements with four pipeline companies that provide direct service for firm transportation and/or storage services. These agreements, which have expiration dates ranging from calendar years 2020 to 2044, require Washington Gas to pay fixed charges each month. Additionally, Washington Gas had agreements for other pipeline and peaking services with expiration dates ranging from 2021 to 2028. These agreements were entered into based on current estimates of growth of the Washington Gas system, together with other factors, such as current expectations of the timing and extent of unbundling initiatives in the Washington Gas service territory. In addition, Washington Gas has agreements for minimum contractual payments to purchase natural gas at prices based on market conditions with expiration dates ranging from 2020 to 2033.
The following table summarizes the minimum contractual payments that Washington Gas will make under its pipeline transportation, storage and peaking contracts, as well as minimum contractual payments to purchase natural gas during the next five calendar years and thereafter.

Washington Gas Contract Minimums
(In millions)	Pipeline Contracts	Gas Purchase Commitments(a)
2020	$272.7	$314.4
2021	259.5	356.6
2022	254.4	340.6
2023	245.2	317.9
2024	212.8	321.0
Thereafter	791.4	1,969.8
Total	$2,036.0	$3,620.3
(a) Includes known and reasonably likely commitments to purchase natural gas. Cost estimates are based on forward market prices at December 31, 2019.
When a customer selects a third-party marketer to provide supply, Washington Gas generally assigns pipeline and storage capacity to unregulated third-party marketers to deliver gas to Washington Gas’ city gate. In order to provide the gas commodity to customers who do not select an unregulated third-party marketer, Washington Gas has a commodity acquisition plan to acquire the natural gas supply to serve the customers.
To the extent these commitments are to serve its customers, Washington Gas has rate provisions in each of its jurisdictions that would allow it to continue to recover these commitments in rates. Washington Gas also actively manages its supply portfolio to ensure its sales and supply obligations remain balanced. This reduces the likelihood that the contracted supply commitments would exceed supply obligations. However, to the extent Washington Gas were to determine that changes in regulation would cause it to discontinue recovery of these costs in rates, Washington Gas would be required to charge these costs to expense without any corresponding revenue recovery. If this occurred, depending upon the timing of the occurrence, the related impact on our financial position, results of operations and cash flows would likely be significant.
Merger Commitments
In connection with the Merger, Washington Gas and AltaGas have made commitments related to the terms of the PSC of DC settlement agreement and the conditions of approval from the PSC of MD and the SCC of VA. Among other things, these commitments included rate credits distributable to both residential and non-residential customers, gas expansion and other programs, various public interest commitments, and safety programs. As of December 31, 2019, the cumulative amount of merger commitments expensed was $136.6 million, of which, $17.0 million has not been paid. In addition, there are certain additional regulatory commitments that were and will be expensed as the costs are incurred, including the hiring of damage prevention trainers in each jurisdiction for a total of $2.4 million over 5 years; investing up to $70.0 million over a 10-year period to further extend natural gas service; and spending $8.0 million for leak mitigation within 3 years after the Merger close. Additionally, there are a number of operational commitments that will have an impact on the ongoing business of Washington Gas, including reductions of leak backlogs, conducting a root cause analysis related to customer service, increasing supplier diversity, achieving synergy savings benefits, developing protocols for moving meters from inside to outside customers’ premises, as well as reporting and tracking related to all the commitments.
The following table presents the future payments of merger commitments by calendar years

Merger Commitments Payments
(In millions)	2020	2021	2022	2023	2024	Thereafter	Total
Merger commitments	$6.3	$2.9	$1.5	$1.5	$1.5	$3.3	$17.0

Financial Guarantees
At December 31, 2019, there was no guarantee to external parties.
Contingencies
We account for contingent liabilities utilizing ASC Topic 450, Contingencies. By their nature, the amount of the contingency and the timing of a contingent event and any resulting accounting recognition are subject to our judgment of such events and our estimates of the amounts. Actual results related to contingencies may be difficult to predict and could differ significantly from the estimates included in reported earnings.
Silver Spring, Maryland Incident
On April 23, 2019, the National Transportation and Safety Board (NTSB) held a hearing during which it found, among other things, that the probable cause of the August 10, 2016, explosion and fire at an apartment complex on Arliss Street in Silver Spring, Maryland “was the failure of an indoor mercury service regulator with an unconnected vent line that allowed natural gas into the meter room where it accumulated and ignited from an unknown ignition source. Contributing to the accident was the location of the mercury service regulators where leak detection by odor was not readily available.” Washington Gas disagrees with the NTSB’s probable cause findings. Following this hearing, on June 10, 2019, the NTSB issued an accident report.
In connection with the incident, a total of 37 civil actions related to the incident were filed against WGL and Washington Gas in the Circuit Court for Montgomery County, Maryland. All of these suits sought unspecified damages for personal injury and/or property damage.
All personal injury and property damage claims asserted by residents at the Flower Branch Apartments have been settled and paid. The Company has been reimbursed by its insurers for the amounts paid in the settlements.
Also, in connection with the incident, on September 5, 2019, the PSC of MD ordered the Company, within 30 days, to (i) provide a detailed response to the NTSB’s probable cause findings and (ii) provide evidence regarding the status of a 2003 mercury regulator replacement program and, if the program was not completed, to show cause why the PSC of MD should not impose a civil penalty on the Company. See further discussion below in Regulatory Contingencies.
Antero Contract
In June 2019, a jury trial was held in the County Court for Denver, Colorado to consider a contractual dispute relating to gas pricing between Washington Gas and WGL Midstream (together, the Companies) and Antero Resources Corporation (Antero). Following the trial, the jury returned a verdict in favor of Antero for $95.9 million, of which $11.2 million was against Washington Gas, and $84.7 million against WGL Midstream. Following the official entry of the judgment, the Company filed an appeal on August 16, 2019.
As a result of this verdict, it was determined that a loss contingency is probable and Washington Gas has recorded an estimated liability of $11.2 million in “Accounts payable and accrued liabilities” on the balance sheet at December 31, 2019, of which $2.6 million had already been recorded in a prior period. Washington Gas has also recorded a receivable from our trading partner of $1.3 million in “Deferred charges and other assets-Other”, and sharing with customers as the contract relates to asset optimization of $4.7 million in “Regulatory assets - Gas costs”. In addition, Washington Gas has recorded an accrual for estimated court fees of $0.1 million, and an accrual of interest expense of $0.3 million associated with the liability.
For the calendar year ended December 31, 2019, the net pre-tax loss recorded as a result of the verdict was approximately $3.0 million in “Utility cost of gas” on Washington Gas’ statements of operations.
Regulatory Contingencies
Certain legal and administrative proceedings incidental to our business, including regulatory contingencies, involve Washington Gas. In our opinion, we have recorded an adequate provision for probable losses or refunds to customers for regulatory contingencies related to these proceedings.
Application for Approval of Reduction of Distribution Rates
On January 12, 2018, Washington Gas filed applications to reduce customer rates in Maryland, Virginia, and the District of Columbia to reflect the impact of the Tax Act, including both the impact of the re-measurement of deferred tax assets and liabilities and reduction of the federal tax rate to 21%. Washington Gas began tracking the impact of the Tax Act on revenue requirements beginning January 1, 2018, recording all impacts to regulatory assets and liabilities. In Maryland and the District of Columbia, rates have been adjusted for the impact of the Tax Act. In Virginia, the SCC of VA dismissed the application on March 15, 2018. Washington Gas filed a new general rate case on July 31, 2018 incorporating the effects of the Tax Act.
Virginia Jurisdiction
Virginia Rate Case - 2018. On July 31, 2018, Washington Gas filed an application with the SCC of VA to increase its base rates for natural gas service by $37.6 million, which includes $14.7 million of revenue associated with natural gas pipeline replacement initiatives previously approved by the SCC of VA and paid by customers through a monthly rider. Additionally, the requested revenue increase incorporated the effects of The Tax Act. Interim rates became effective, subject to refund, for usage in the January 2019 billing cycle. On September 16, 2019, the HE issued a report that made certain recommendations, to which the Company responded on October 21, 2019. Thereafter, on December 20, 2019, the SCC of VA issued a Final Order that accepted some of the HE’s findings and either rejected or made adjustments to others. The Final order included approval of (i) an increase in base rates of $13.2 million to reflect the transfer of $101.9 million of SAVE investment from the SAVE Rider to rate base (no additional revenue increase); and (ii) amortization of unprotected plant-related and non-plant-related excess deferred income tax over 8 years.
For the calendar year ended December 31, 2019, Washington Gas made the following pre-tax adjustments based on the HE’s recommendations and Commission's Final Order: (i) reduced “Operating revenues” by $7.9 million to accrue additional amounts of liability subject to refund; (ii) reduced “Operating revenues” by $9.0 million associated with the revised amortization of the Tax Act liability; and (iii) wrote off $2.0 million in “Regulatory Assets - Other” and charged to “Operation and maintenance” expense. Additionally, the Company reduced income tax expense by $8.5 million related to the amortization of excess deferred income tax, and recorded $5.5 million after-tax impairment of a tax regulatory asset related to flow through income taxes. The total impact from the adjustments for the calendar year 2019 was a $18.9 million reduction in "Income before income taxes" and a $10.9 million reduction in "Net Income" on Washington Gas' statements of operations.
On January 9, 2020, Washington Gas filed a petition for reconsideration regarding the Commission’s decision to disallow recovery through base rates of the $7.1 million regulatory asset related to previously flowed through income taxes. On January 30, 2020, the Commission issued its Order on Reconsideration denying the Company’s petition, and directing the Company to issue rate refunds, as well as to begin return of regulatory liabilities over a twelve-month period, within 90 days of the date of the Order on Reconsideration.
Maryland Jurisdiction
Maryland Show-Cause Order. Following the NTSB hearing that examined the August 10, 2016, explosion and fire at an apartment complex in Silver Spring, Maryland, on September 5, 2019, the PSC of MD ordered the Company, within 30 days, to (i) provide a detailed response to the NTSB’s probable cause findings, and (ii) provide evidence regarding the status of a 2003 mercury regulator replacement program, and if the program was not completed, to show cause why the Commission should not impose a civil penalty on the Company. On September 16, 2019, the PSC of MD granted the Company a 14-day extension to file its Response to the Show-Cause Order. On October 18, 2019, the Company filed its Response to the Show-Cause Order, (i) providing a detailed response to the NTSB’s probable cause findings and (ii) providing evidence regarding the status of a 2003 mercury regulator replacement program and why the Commission should not impose a civil penalty on the Company.
On November 18, 2019 the Technical Staff of the PSC of MD, OPC, Montgomery County, MD and AOBA filed written comments on the Company’s Response to the Show-Cause Order. Technical Staff commented that the PSC of MD may impose a civil penalty but did not expressly recommend same. Montgomery County, MD, OPC and AOBA requested that the PSC of MD impose a civil penalty on the Company.
On December 17, 2019 the PSC of MD held a public hearing near the apartment complex at Arliss Street, at which some residents requested that the Company accelerate and complete its mercury service regulator program and that the Company absorb the cost of same.
The Company intends to file comments with the PSC of MD responding to all written comments and resident testimony. Management believes that the likelihood of a civil penalty is probable and has accrued $330,000 to reflect the minimum liability expected to result from the proceeding. Though the Company is unable to estimate the maximum possible penalty, other parties recommended penalties ranging from $32.0 million (AOBA argued the Company should absorb all costs of removal and relocation of mercury service regulators) to $123.3 million (OPC argued the Company should absorb all costs of removal and relocation of mercury service regulators and pay a fine of $25,000 per day for each day mercury service regulators remain on the Company’s system).